     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2006
                                               REGISTRATION NOS. 333-130522 AND
                                                                 333-130522-01


===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                              --------------------

                        AMERICAN EXPRESS ISSUANCE TRUST
                    (Issuing Entity in respect of the Notes)
                                AMERICAN EXPRESS
                    RECEIVABLES FINANCING CORPORATION V LLC
                                  (Depositor)
            (Exact Names of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Organization)

                                   20-2007139
                    (I.R.S. Employer Identification Number)

                                200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Office)
                             LOUISE M. PARENT, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            AMERICAN EXPRESS COMPANY
                                200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)


                             Copies To:

  CAROL SCHWARTZ, ESQ.
      GROUP COUNSEL                            ALAN M. KNOLL, ESQ.
AMERICAN EXPRESS COMPANY                ORRICK, HERRINGTON & SUTCLIFFE LLP
    200 VESEY STREET                             666 FIFTH AVENUE
NEW YORK, NEW YORK 10285                     NEW YORK, NEW YORK 10103
     (212) 640-2000                               (212) 506-5077


   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AS DETERMINED BY MARKET CONDITIONS.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_| ____________

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_| ____________

   If this Form is a registration statement filed pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. |_|

   If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. |_|


                                                  CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
              TITLE OF SECURITIES                                        PROPOSED MAXIMUM      PROPOSED MAXIMUM
                TO BE REGISTERED                     AMOUNT TO BE      AGGREGATE PRICE PER    AGGREGATE OFFERING       AMOUNT OF
                                                   REGISTERED(a)(b)       CERTIFICATE(c)           PRICE(c)        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
 Notes.........................................       $1,000,000               100%               $1,000,000             $107
----------------------------------------------------------------------------------------------------------------------------------


(a) With respect to any securities issued with original issue discount, the amount to be registered is calculated based on the initial public offering price thereof.
(b) With respect to any securities denominated in any foreign currency, the amount to be registered shall be the U.S. dollar equivalent thereof based on the prevailing exchange rate at the time such security is first offered.
(c) Estimated solely for the purpose of calculating the registration fee.

   THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL SUBSEQUENTLY BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION
STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
===============================================================================

                                EXPLANATORY NOTE


This Pre-Effective Amendment No. 2 to the Registration Statement is being filed solely for the purpose of including as Exhibit 4.13 to the Registration Statement the Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus West LLC. Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.

                                    PART II


ITEM 16. EXHIBITS.

  EXHIBIT
  NUMBER                                                           DESCRIPTION
  ------                                                           -----------
 1.1          Form of Underwriting Agreement.*

 3.1          Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation V LLC,
              dated as of May 19, 2005 (incorporated by reference to Exhibit 3.1 to Registration Statement No. 333-121895-02).

 4.1          Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Centurion Bank and American
              Express Travel Related Services Company, Inc. (incorporated by reference to Exhibit 4.1 to Registration Statement No.
              333-121895-02)

 4.2          Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Bank, FSB and American Express
              Travel Related Services Company, Inc. (incorporated by reference to Exhibit 4.2 to Registration Statement No. 333-
              121895-02)

 4.3          Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Travel Related Services Company,
              Inc. and American Express Receivables Financing Corporation V LLC (incorporated by reference to Exhibit 4.3 to
              Registration Statement No. 333-121895-02).

 4.4          American Express Issuance Trust Trust Agreement, dated as of May 18, 2005, between American Express Receivables
              Financing Corporation V LLC and Wilmington Trust Company (incorporated by reference to Exhibit 4.4 to Registration
              Statement No. 333-121895-02).

 4.5          Amendment No. 1 to Trust Agreement between American Express Receivables Financing Corporation V LLC and Wilmington
              Trust Company.*

 4.6          Transfer and Servicing Agreement, dated as of May 19, 2005, among American Express Receivables Financing Corporation
              V LLC, as transferor, American Express Travel Related Services Company, Inc., as servicer and administrator, the
              American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee (incorporated by reference to Exhibit 4.5 to Registration Statement No. 333-121895-02).

 4.7          Amendment No. 1 to Transfer and Servicing Agreement among American Express Receivables Financing Corporation V LLC,
              as transferor, American Express Travel Related Services Company, Inc., as servicer and administrator, the American
              Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee.*

 4.8          Indenture, dated as of May 19, 2005, between the American Express Issuance Trust, as issuer, and The Bank of New
              York, as indenture trustee (incorporated by reference to Exhibit 4.6 to Registration Statement No. 333-121895-02).

 4.9          Amendment No. 1 to Indenture between the American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee.*

  EXHIBIT
  NUMBER                                                           DESCRIPTION
  ------                                                           -----------
 4.10         Form of Indenture Supplement, including form of Note (incorporated by reference to Exhibit 4.7 to Registration
              Statement No. 333-121895-02).

 4.11         Supplemental Servicing Agreement, dated as of May 19, 2005, among American Express Travel Related Services Company,
              Inc., American Express Centurion Bank, American Express Bank, FSB and American Express Receivables Financing
              Corporation V LLC.*

 4.12         Supplemental Servicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card
              Services Company.

 4.13         Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
              West LLC.**

 5.1          Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.*

 8.1          Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

23.1          Consent of American Express Receivables Financing Corporation V LLC.*

23.2          Consent of Orrick, Herrington & Sutcliffe LLP.*

24.1          Powers of Attorney of American Express Receivables Financing Corporation V LLC (included on page II-7).***

25.1          Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of The Bank of
              New York, as indenture trustee (incorporated by reference to Exhibit 25.1 to Registration Statement No. 333-121895-
              02).

---------------


  * to be filed by amendment
 ** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission
*** previously filed

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on March 2, 2006.


                          AMERICAN EXPRESS RECEIVABLES
                          FINANCING CORPORATION V LLC,
                          acting solely in its capacity as a depositor of American Express Issuance Trust

                          By: /s/ David L. Yowan
                              ----------------------
                              Name: David L. Yowan
                              Title:  President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed on March 2, 2006 by the following persons in the capacities indicated.



                        SIGNATURE                                          TITLE
                        ---------                                          -----

                    /s/ David L. Yowan                           President and Director
 ---------------------------------------------------------       (Principal Executive Officer)
                      David L. Yowan

                    /s/ Maureen Ryan*                            Vice President and Treasurer
 ---------------------------------------------------------       (Principal Financial Officer and
                       Maureen Ryan                              Principal Accounting Officer)

                   /s/ John D. Koslow*                           Director
 ---------------------------------------------------------
                      John D. Koslow

                   /s/ Ruth K. Lavelle*                          Director
 ---------------------------------------------------------
                     Ruth K. Lavelle


      *By: /s/ David L. Yowan
           -----------------------


* Note: Powers of Attorney appointing David L. Yowan and Carol V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional asset backed notes that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------
 1.1        Form of Underwriting Agreement.*

 3.1        Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation V LLC,
            dated as of May 19, 2005 (incorporated by reference to Exhibit 3.1 to Registration Statement No. 333-121895-02).

 4.1        Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Centurion Bank and American Express
            Travel Related Services Company, Inc. (incorporated by reference to Exhibit 4.1 to Registration Statement No. 333-
            121895-02).

 4.2        Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Bank, FSB and American Express
            Travel Related Services Company, Inc. (incorporated by reference to Exhibit 4.2 to Registration Statement No. 333-
            121895-02).

 4.3        Receivables Purchase Agreement, dated as of May 19, 2005, between American Express Travel Related Services Company,
            Inc. and American Express Receivables Financing Corporation V LLC (incorporated by reference to Exhibit 4.3 to
            Registration Statement No. 333-121895-02).

 4.4        American Express Issuance Trust Trust Agreement, dated as of May 18, 2005, between American Express Receivables
            Financing Corporation V LLC and Wilmington Trust Company (incorporated by reference to Exhibit 4.4 to Registration
            Statement No. 333-121895-02).

 4.5        Amendment No. 1 to Trust Agreement between American Express Receivables Financing Corporation V LLC and Wilmington
            Trust Company.*

 4.6        Transfer and Servicing Agreement, dated as of May 19, 2005, among American Express Receivables Financing Corporation V
            LLC, as transferor, American Express Travel Related Services Company, Inc., as servicer and administrator, the
            American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee (incorporated by reference to Exhibit 4.5 to Registration Statement No. 333-121895-02).

 4.7        Amendment No. 1 to Transfer and Servicing Agreement among American Express Receivables Financing Corporation V LLC, as
            transferor, American Express Travel Related Services Company, Inc., as servicer and administrator, the American
            Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee.*

 4.8        Indenture, dated as of May 19, 2005, between the American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee (incorporated by reference to Exhibit 4.6 to Registration Statement No. 333-121895-02).

                                 EXHIBIT INDEX





 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------
 4.9        Amendment No. 1 to Indenture between the American Express Issuance Trust, as issuer, and The Bank of New York, as indenture trustee.*

 4.10       Form of Indenture Supplement, including form of Note (incorporated by reference to Exhibit 4.7 to Registration
            Statement No. 333-121895-02).

 4.11       Supplemental Servicing Agreement, dated as of May 19, 2005, among American Express Travel Related Services Company,
            Inc., American Express Centurion Bank, American Express Bank, FSB and American Express Receivables Financing
            Corporation V LLC.*

 4.12       Supplemental Servicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card Services
            Company.*

 4.13       Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
            West LLC.**

 5.1        Opinion of American Express Receivables Financing Corporation V LLC with respect to legality.*

 8.1        Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

23.1        Consent of American Express Receivables Financing Corporation V LLC .*

23.2        Consent of Orrick, Herrington & Sutcliffe LLP.*

24.1        Powers of Attorney of American Express Receivables Financing Corporation V LLC.***

25.1        Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of The Bank of
            New York, as indenture trustee (incorporated by reference to Exhibit 25.1 to Registration Statement No. 333-121895-
            02).



---------------
  * to be filed by amendment
 ** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission
*** previously filed